UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

WARRIOR MET COAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38061	81-0706839
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

16243 Highway 216
Brookwood	Alabama		35444
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (205) 554-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HCC	New York Stock Exchange
Rights to Purchase Series A Junior Participating Preferred Stock, par value $0.01 per share	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.04 Mine Safety - Reporting of Shutdowns and Patterns of Violations.

Section 1503 of the Dodd-Frank Wall Street and Consumer Protection Act (the "Act") requires a Current Report on Form 8-K if a company is issued an imminent danger order under Section 107(a) of the Federal Mine Safety and Health Act of 1977 (the "Mine Act") by the federal Mine Safety and Health Administration ("MSHA").

On July 30, 2025, Warrior Met Coal BC, LLC, a subsidiary of Warrior Met Coal, Inc. (the "Company") received an imminent danger order under Section 107(a) of the Mine Act at the Blue Creek mine. The order stated that one miner was allegedly observed working from a ladder without appropriate fall protection. Blue Creek management immediately took corrective action including providing re-training to its employees on proper safety measures. No injuries resulted from the condition and operations at the mine were not interrupted. The Company reserves its right to contest the 107(a) order.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2025, the Board of Directors (the “Board”) of the Company approved and adopted an amendment to the Second Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), effective on such date. The amendment to the Bylaws clarified the time period during which a stockholder’s notice of business to be presented at an annual meeting or a Proxy Access Notice (as defined therein) must be received by the Company if the annual meeting is called for a date that is more than 30 days earlier or more than 60 days later than the anniversary of the preceding year’s annual meeting.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of such document, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description

3.1	Second Amended and Restated Bylaws of Warrior Met Coal, Inc. (as amended July 28, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Met Coal, Inc.

Date: August 1, 2025	By:	/s/ Dale W. Boyles
Dale W. Boyles
Chief Financial Officer